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                                                                   Exhibit 10.61
                            REVOLVING PROMISSORY NOTE



$2,500,000                                                 Stamford, Connecticut
                                                                  March 23, 2000

         FOR VALUE RECEIVED, on or before June 28, 2002 (the "Maturity Date"), Gift Services, LLC, a Delaware limited liability company (the "Borrower") hereby promises to pay to the order of Synapse Group, Inc. (the "Lender"), the lesser of the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000) or the aggregate unpaid principal amount of all Advances (defined below) made by the Lender to the Borrower, in immediately available funds at his office located at Four High Ridge Park, Stamford, CT 06905 or such other place as Lender may designate), together with interest on the unpaid principal amount hereof at the rates and on the dates set forth herein. The Lender hereby agrees, so long as no Event of Default exists, to make all Advances as may be requested by the Borrower hereunder prior to the Maturity Date, provided that the aggregate sum of the principal amount of all Advances outstanding hereunder from time to time does not exceed $2,500,000.

         The outstanding principal of each Advance hereunder shall accrue interest at a per annum rate equal to one percent (1.0%) above the Base Rate (as defined below).

         Each request for an Advance shall be in writing and shall be made by the Borrower at least seven (7) Business Days prior to the requested date of such Advance. Each Advance shall be in the minimum amount of $50,000 (and in integral multiples of $10,000 if in excess thereof). Each request for an advance hereunder shall specify the date of such Advance, and the amount of such Advance. The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder.

         At any time and from time to time, the Borrower may prepay this Note in whole or in part without premium or penalty subject to the Borrower giving at least one (1) Business Day prior written notice to the Lender. Each prepayment will be applied first to accrued and unpaid interest and then to principal.

         For the purpose of this Note, the following terms shall have the following meanings:

         "Advance" shall mean a borrowing under this Note.
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         "Base Rate" shall mean a rate per annum equal to the rate of interest published in The Wall Street Journal, National edition as the "prime rate", changing when and as such prime rate changes. Changes in the rate of interest on that portion of any Advance bearing interest at the Base Rate will take effect simultaneously with each change in the Base Rate.

         "Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in the State of Connecticut are authorized or required to close under the laws of the State of Connecticut.

         "Termination Date" means the earlier of (1) the Maturity Date, and (2) the date on which the Lender declares an Event of Default pursuant to the terms hereof.

         At the option of the holder, this Note shall become immediately due and payable upon the occurrence and during the continuance at any time of any of the following events of default (each an "Event of Default"): (1) default in the payment of this Note when due; (2) the liquidation, termination, dissolution or the appointment of a receiver for the Borrower or its property as a whole; (3) the institution by the Borrower of any proceedings under the United States Bankruptcy Code or any other federal or state law in which the Borrower is alleged to be insolvent or unable to pay its debts as they mature or the making by the undersigned of an assignment or trust mortgage for the benefit of creditors; or (4)(a) the institution against the Borrower of any proceedings under the United States Bankruptcy Code or of any other federal or state law in which the Borrower is alleged to be insolvent or unable to pay its debts as they mature, and (b) the failure of the Borrower to cause such proceedings to be dismissed or stayed within 30 days; whereupon the holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the State of Connecticut or afforded by other applicable law. Notwithstanding the foregoing, the Borrower may not pay and Lender will not accept, any payment except in compliance with the resolutions of the Borrower attached hereto.

         Any expenses incurred in connection with the enforcement or collection of the Advances or the Lender's rights hereunder, including reasonable attorney's fees, shall be paid by the Borrower.

         This Note and the rights as described herein are not assignable in whole or in part by the Borrower, and are personal to the Borrower and may not be relied upon by any other party.

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         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

         None of the terms or provisions of this Note may be excluded, modified, or amended except by a written instrument duly executed on behalf of the holder expressly referring hereto and setting forth the provision so excluded, modified or amended.

         ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT AND THIS NOTE SHALL BE DEEMED TO BE UNDER SEAL.

         EXECUTED as of this 23rd day of March, 2000 as an instrument under seal.

                                                     GIFT SERVICES, LLC

                                                     By:   /s/ Jeffrey Gilfix
                                                        -----------------------
                                                     Name:  Jeffrey Gilfix
                                                     Title: President

AGREED:


/s/ Michael R. Loeb
-------------------
Synapse Group, Inc.


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                   SCHEDULE OF LOAN AND PAYMENTS OF PRINCIPAL
                                       TO
                 REVOLVING PROMISSORY NOTE OF GIFT SERVICES, LLC
                              DATED: March 23, 2000


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                          Principal        Principal
                          Amount of        Amount          Unpaid
        Date              Advance          Paid            Balance
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